UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2013

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fourth Avenue, Suite 2600
Seattle, WA  98101-1693
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
 The Federal Home Loan Bank of Seattle (the “Seattle Bank”) intends to file an amended Annual Report on Form 10-K for the year ended December 31, 2012 and amended Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012, each of which will include financial statements with a restated Statement of Cash Flows for the reporting periods covered by each report. Item 4.02 below contains, among other things, additional information about the Seattle Bank's adjustments to its Statements of Cash Flows and is incorporated herein by reference.
The information in this Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 4.02 Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Review
Subsequent to filing the Seattle Bank's Annual Report on Form 10-K for the year ended December 31, 2012, and as a result of ongoing enhancements to its Statement of Cash Flows preparation process, management became aware of presentation errors in cash flows from certain financing and investment activities in the Statement of Cash Flows for the years ended December 31, 2012, 2011, and 2010, and for the three months ended March 31, 2012 and 2011, the six months ended June 30, 2012 and 2011, and the nine months ended September 30, 2012 and 2011 (collectively, the "Referenced Periods"), which led to the misclassification of cash flows primarily between Operating Activities and Financing Activities. At a meeting on April 24, 2013, Seattle Bank management discussed the matter with the Audit and Compliance Committee of the Seattle Bank Board of Directors (the "Board"). At the same meeting, management and the Audit and Compliance Committee discussed the matter with the Seattle Bank's independent registered public accounting firm. At a meeting on April 25, 2013, the Board was informed of the matter and authorized management to determine whether the referenced financial statements should be relied upon and whether the Seattle Bank should restate the referenced financial statements. As authorized by the Board, management concluded on April 25, 2013 that the referenced financial statements should not be relied upon, and the Seattle Bank is currently working on the restatement filings related to the Referenced Periods.
In connection with the restatements, management is evaluating the classification of the deficiencies in the bank's internal control over financial reporting related to the preparation and presentation of cash flows and may conclude that the deficiencies should be classified as material weaknesses. Management is also in the process of determining the appropriate remediation for the deficiencies.
The error will have no impact on the "Net change in cash and due from banks" previously reported on the Statements of Cash Flows. In addition, the error will have no impact on the Seattle Bank's Statements of Condition, Statements of Income, Statements of Comprehensive Income, or Statements of Capital for the Referenced Periods.
A summary of the effect of the restatements on the applicable line items of the Statements of Cash Flows for the years ended December 31, 2012, 2011, and 2010 is as follows:

	For the Years Ended
	December 31, 2012		December 31, 2011		December 31, 2010
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
(in thousands)
Net cash (used in) provided by operating activities	$(5,311)	$17,543	$136,556	$148,143	$101,031	$126,730
Net cash provided by investing activities	5,106,988	5,099,489	7,115,275	7,113,336	3,159,211	3,158,321
Net cash used in financing activities	(5,102,509)	(5,117,864)	(7,251,726)	(7,261,374)	(3,990,491)	(4,015,300)

A summary of the effect of the restatements on the Statements of Cash Flows for the three months ended March 31, 2012 and 2011 is as follows:

	For the Three Months Ended
	March 31, 2012		March 31, 2011
	As Reported	As Restated	As Reported	As Restated
(in thousands)
Net cash provided by operating activities	$20,698	$22,944	$6,712	$11,727
Net cash provided by investing activities	4,098,731	4,097,739	1,300,865	1,300,755
Net cash used in financing activities	(4,119,494)	(4,120,748)	(1,281,937)	(1,286,842)

A summary of the effect of the restatements on the Statements of Cash Flows for the six months ended June 30, 2012 and 2011 is as follows:

	For the Six Months Ended
	June 30, 2012		June 30, 2011
	As Reported	As Restated	As Reported	As Restated
(in thousands)
Net cash provided by operating activities	$68,174	$75,817	$61,696	$69,251
Net cash provided by investing activities	4,021,724	4,018,777	4,862,368	4,862,100
Net cash used in financing activities	(4,089,947)	(4,094,643)	(4,921,647)	(4,928,934)

A summary of the effect of the restatements on the Statements of Cash Flows for the nine months ended September 30, 2012 and 2011 is as follows:

	For the Nine Months Ended
	September 30, 2012		September 30, 2011
	As Reported	As Restated	As Reported	As Restated
(in thousands)
Net cash (used in) provided by operating activities	$(26,663)	$(12,030)	$100,560	$110,350
Net cash provided by investing activities	4,847,027	4,842,076	7,004,431	7,003,070
Net cash used in financing activities	(4,821,402)	(4,831,084)	(7,105,011)	(7,113,440)

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with regard to restatements of previously issued financial statements for the three years ended December 31, 2012, 2011, and 2010 and the three months ended March 31, 2012 and 2011, the six months ended June 30, 2012 and 2011, and the nine months ended September 30, 2012 and 2011 and related Securities and Exchange Commission (SEC) filings. Forward-looking statements are subject to known and unknown risks and uncertainties. Actual financial information, as well as other actions, including those relating to the restatements and related filings and determinations, may differ materially from those expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to, finalization of restatements of the Seattle Bank's previously issued financial statements and the related SEC filings and determinations, accounting adjustments or requirements (including changes in assumptions and estimates used in the bank's financial models), changes in general economic and market conditions (including effects on, among other things, U.S. debt obligations and mortgage-related securities), demand for advances, changes in the bank's membership profile or the withdrawal of one or more large members, shifts in demand for our products and consolidated obligations, regulatory and legislative actions and approvals (including those of the Federal Housing Finance Agency and relating to the Consent Arrangement), business and capital plan and policy adjustments and amendments, competitive pressure from other Federal Home Loan Banks and alternative funding sources, the Seattle Bank's ability to meet adequate capital levels, interest-rate volatility, changes in projected business volumes, the bank's ability to appropriately manage its cost of funds, the cost-effectiveness of the bank's funding, changes in the bank's management and Board of Directors, and hedging and asset-liability management activities. Additional factors are discussed in the Seattle Bank's most recent annual report on Form 10-K. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement.

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: April 29, 2013	By: /s/ Michael L. Wilson
Michael L. Wilson President and Chief Executive Officer